                                                                   EXHIBIT 10.13




                 GENERAL RE - NEW ENGLAND ASSET MANAGEMENT, INC.


                         Investment Management Agreement
                         -------------------------------


         This Agreement is made as of the 1st day of May, 2000, between

1. GENERAL RE - NEW ENGLAND ASSET MANAGEMENT, INC., a corporation organized under the laws of the State of Delaware ("Manager"); and

2.       MAX RE  LTD.,  a  corporation  organized  under  the  laws  of  Bermuda
("Client").

         WHEREAS, Client desires to appoint Manager as the investment manager of that portion of Client's assets constituting the Account (as defined below);

         NOW THEREFORE, in consideration of the mutual agreements herein contained, it is agreed as follows:

Section 1.        The Account
                  -----------

         The cash, securities and other assets placed by Client in the account to be managed under this Agreement (the "Account") are listed on Schedule A. Assets may be added to or withdrawn from the Account at any time. The Account will include these assets and any changes in them resulting from transactions directed by Manager, deposits and withdrawals made by Client, or dividends, interest, stock splits and other earnings, gains or losses on the assets.

         Assets placed in the Account by Client that are not to be managed by Manager are separately identified on Schedule A ("Unmanaged Assets"). Manager will include these assets in its periodic reports to Client, but will exclude their value from the Account in calculating Manager's fee.

Section 2.        Management of the Account
                  -------------------------

         Manager will make all investment decisions for the Account, in Manager's sole discretion and without first consulting or notifying Client, in accordance with the investment restrictions and guidelines which are attached as Schedule B (the "Investment Guidelines"). Client may change these Investment Guidelines at any time, but Manager will be bound by the changes only after it has received and agreed to them in writing. Other than by the Investment Guidelines and the terms of this Agreement, the investments made by Manager on behalf of the Client will not be restricted in any manner, except by operation of law.

         Manager will have full power and authority, on behalf of Client, to instruct any brokers, dealers or banks to buy, sell, exchange, convert or otherwise trade in all securities, futures or other investments for the Account.

         Manager will not be responsible for giving Client investment advice or taking any other action with respect to Unmanaged Assets.

         Client appoints Manager as the true and lawful attorney of the Client for and in the name, place and stead of Client, in Manager's unrestricted discretion, to operate and conduct the brokerage accounts of the Client and to do and perform all and every act and thing whatsoever requisite in furtherance of this Agreement, including the execution of all writings related to the purchase or sale, assignments, transfers and ownership of any stocks, bonds, commodities, or other derivatives or securities. Manager is hereby fully authorized to act and rely on the authority vested pursuant to said power of attorney.

Section 3.        Transactions for the Account
                  ----------------------------

         Manager will arrange for securities transactions for the Account to be executed through those brokers, dealers or banks that Manager believes will provide best execution. In choosing a broker, dealer or bank, Manager will consider the broker, dealer or bank's execution capability, reputation and access to the markets for the securities being traded for the Account. Manager will seek competitive commission rates, but not necessarily the lowest rates available.

         Manager may also send transactions for the Account to brokers who charge higher commissions than other brokers, provided that Manager determines in good faith that the amount of commissions Manager pays is reasonable in relation to the value of the brokerage and research services provided, viewed in terms either of that particular transaction or Manager's overall responsibilities with respect to all clients whose accounts Manager manages on a discretionary basis.

         If Manager decides to purchase or sell the same securities for Client and other clients at about the same time, Manager may combine Client's order with those of other clients if Manager reasonably believes that it will be able to negotiate better prices or lower commission rates or transaction costs for the combined order than for Client's order alone. Client will pay the average price and transaction costs obtained for such combined orders.

         If Manager cannot obtain execution of the combined orders at prices or for transaction costs that Manager believes to be desirable, Manager will allocate the securities purchased or sold as part of the combined order by following its order allocation procedures.

         Manager generally will allocate securities purchased or sold as part of a combined order to Client's Account and to accounts of other clients pro rata in proportion to the size of the order placed for each client. However, Manager may increase or decrease the amounts of securities allocated to each client if necessary to avoid having odd or small numbers of shares held for the account of any client. Each client that participates in a combined order will receive or pay the average share price for all transactions executed as part of the combined order and will pay its pro rata share of the transaction costs.
                                --- ----

         If Client directs Manager to use particular brokers, dealers or banks to execute transactions for the Account, Manager will do so, but Manager will not seek better execution services or prices for Client from other brokers, dealers or banks, and Client may pay higher prices or transaction costs as a result. Manager also may not be able to seek better execution services for Client by combining Client's orders with those of other clients.

         Client may direct all transactions for the Account to a particular broker, dealer or bank, by writing the name and address of that broker, dealer or bank in the space provided on Schedule A.

Section 4.        Transaction Confirmations
                  -------------------------

         Manager will instruct the brokers, dealers or banks who execute transactions for the Account to send Client all transaction confirmations, unless Client chooses not to receive confirmations. If Client does not wish to receive individual confirmations, this box should be checked. [X]

         Client may elect to receive individual confirmations at any time by giving Manager written notice.

Section 5.        Custody of Account Assets
                  -------------------------

         The assets in the Account will be held for Client by the custodian named on Schedule A (the "Custodian"). Manager will not have custody of any Account assets. Client will pay all fees of the Custodian.

         Client will authorize the Custodian to follow Manager's instructions to make and accept payments for, and to deliver or to receive, securities, cash or other investments purchased, sold, redeemed, exchanged, pledged or loaned for the Account. Client also will instruct the Custodian to send Client and Manager monthly statements showing the assets in and all transactions for the Account during the month, including any payments of Manager's fees.

         Client will provide Manager with a copy of its agreement with the Custodian, and will give Manager reasonable advance notice of any change of Custodian.

Section 6.        Reports to Client
                  -----------------

         Manager will send Client monthly written reports showing the identity, cost, and current market value of the assets in the Account and each transaction made for the Account during the period covered by the report. The Account's performance will be sent monthly.

Section 7.        Account Valuation
                  -----------------

         Manager will value the securities in the Account that are listed and traded on a national securities exchange or on NASDAQ on the valuation date at the closing price on the principal market where the securities are traded. Where the market value of any security is not readily available, Client and the Manager will each choose one broker-dealer and the market value will be deemed to be the average of the values determined by the two broker-dealers.

Section 8.        Manager's Fees
                  --------------

         For Manager's services, Client will pay a percentage of the value, as determined under Section 7 of this Agreement, of all assets in the Account (excluding Unmanaged Assets) as of the last trading day of each calendar month. The fees are payable at the end of each calendar quarter for services provided by Manager during the prior three months. The percentage amount of the fees is shown on Schedule A. In any partial quarter, the fees will be reduced pro rata based on the number of days the Account was managed.

         Client agrees to pay Manager's fees as follows:

         [_] The Custodian will deduct the fees from Client's Account and pay them to Manager each quarter. Manager will send Client and the Custodian at the same time a bill showing the amount of Manager's fees, the Account value on which they were based and how they were calculated. The Custodian will send Client a monthly statement showing all amounts paid from the Account, including Managers fees.

         [X] Client will be billed directly by Manager and will pay Manager's fees within 30 days of receiving the bill.

         If Manager invests in securities issued by money market finds or other investment companies for the Account, these securities will be included in the value of the Account when Manager's fees are calculated. These same assets will be subject to additional investment management and other fees that are paid by the investment company but ultimately borne by its shareholders. These additional fees are described in each investment company's prospectus.

Section 9.        Proxy Voting
                  ------------

         Proxies for securities in the Account should be voted as follows:

         [_] Client directs Manager to vote proxies for securities held for the Account.

         [X] Client directs Manager to vote all proxies for securities held for Client's Account in accordance with --

                  [X]   Manager's own discretion

                                or

                  [_] Client's proxy voting guidelines attached as Schedule C.

         Client will direct Custodian to send promptly all proxies and related shareholder communications to Manager and to identify them as relating to Client's Account. Client understands that Manager will not be able to vote proxies if they are not received on a timely basis from the Custodian as properly identified as relating to Client's Account.

         These proxy voting instructions may be changed at any time by notifying Manager in writing.

Section 10.       Legal Proceedings
                  -----------------

         Manager will not advise or act for Client in any legal proceedings, including bankruptcies or class actions, involving securities held in the Account or issuers of those securities.

Section 11.       Risk
                  ----

         Manager cannot guarantee the future performance of the Account, promise any specific level of performance or promise that its investment decisions, strategies or overall management of the Account will be successful. The investment decisions Manager will make for Client are subject to various market, currency, economic, political and business risks, and will not necessarily be profitable.

Section 12.       Standard of Care; Limitation of Liability
                  -----------------------------------------

         Except as may otherwise be provided by law, Manager will not be liable to Client for any loss (i) that Client may suffer as a result of Manager's good faith decisions or actions where Manager exercises the degree of care, skill, prudence and diligence that a prudent person acting in a like fiduciary capacity would use; (ii) caused by following Client's instructions; or (iii) caused by the Custodian, any broker, dealer or bank to which Manager directs transactions for the Account or any other person.

         Federal and state securities laws impose liabilities tinder certain circumstances on persons who act in good faith, and this Agreement does not waive or limit Client's rights under those laws.

         Manager will not be responsible for Client's own compliance with the insurance investment laws of Client's state of domicile or for Client's compliance with applicable tax laws.

         In managing the Account, Manager will not consider any other securities, cash, or other investments or assets Client owns for diversification or other purposes. Manager shall have no responsibility whatsoever for the management of the Unmanaged Assets or any assets of Client other than the Account and shall incur no liability for any loss or damage which may result from the management of such other assets.

Section 13.       Client Directions
                  -----------------

         The names and specimen signatures of each individual who is authorized to give directions to Manager on Client's behalf under this Agreement are set forth on Schedule D. Directions received by Manager from Client must be signed by at least one such person. If Manager receives directions from Client which are not signed by a person that Manager reasonably believes is authorized to do so, Manager shall not be required to comply with such directions until it verifies that the directions are properly authorized by Client.

         Manager shall be fully protected in relying upon any direction signed or given by a person that Manager reasonably believes is authorized to give such directions on Client's behalf. Manager also shall be fully protected when acting upon an instrument, certificate, or paper that Manager reasonably believes to be genuine and to be signed or presented by any such person or persons. Manager shall be under no duty to make any investigation or inquiry as to any statement contained in any writing and may accept the same as conclusive evidence of truth and accuracy of statements contained therein.

Section 14.       Confidentiality
                  ---------------

         Except as Client and Manager otherwise agree or as may be required by law, all information concerning the Account and services provided under this Agreement shall be kept confidential.

Section 15.       Non-Exclusive Agreement
                  -----------------------

         Manager provides investment advice to other clients and may give them advice or take actions for them, for Manager s own accounts or for accounts of persons related to or employed by Manager, that is different from advice provided to or actions taken for Client.

         Manager is not obligated to buy, sell or recommend for Client's Account any security or other investment that Manager may buy, sell or recommend for other clients or for the account of Manager or its related persons or employees.

         If Manager obtains material, non-public information about a security or its issuer that Manager may not lawfully use or disclose, Manager will have no obligation to disclose the information to Client or to use it for Client's benefit.

Section 16.       Term of Agreement
                  -----------------

         Either Client or Manager may cancel this Agreement at any time upon 30 days written notice. This Agreement will remain in effect until terminated. Termination of this Agreement will not affect (i) the validity of any action that Manager or Client has previously taken; (ii) the liabilities or obligations of Manager or Client for transactions started before termination; or (iii) Client's obligation to pay Manager's fees through the date of termination. Upon termination, Manager will have no obligation to recommend or take any action with regard to the securities, cash or other assets in the Account.

Section 17.       Agreement Not Assignable
                  ------------------------

         This Agreement may not be assigned within the meaning of the Investment Advisers Act of 1940 (the "Advisers Act") by Manager without Client's consent.

Section 18.       Governing Law
                  -------------

         The internal law of Connecticut will govern this Agreement. However, nothing in this Agreement will be construed contrary to any provision of the Advisers Act or the rules thereunder.

Section 19.       Miscellaneous
                  -------------

         If any provision of this Agreement is or becomes inconsistent with any applicable law or rule, the provision will be deemed rescinded or modified to the extent necessary to comply with such law or rule. In all other respects, this Agreement will continue in full force and effect. This Agreement contains the entire understanding between Manager and Client and may not be changed except in writing signed by both parties. Failure to insist on strict compliance with this Agreement or with any of its terms or any continued conduct will not be considered a waiver by either party under this Agreement.

Section 20.       Notices
                  -------

         All notices and instructions with respect to the Account or other matters covered by this Agreement may be sent by U.S. mail, overnight courier, or facsimile transmission (with a hard copy sent by U.S. mail) to Client and to Manager at the addresses at the end of this agreement or to another address provided in writing.

Section 21.       Representations of Client
                  -------------------------

         Client represents and warrants to Manager that (a) Client is the beneficial owner of all assets in the Account and that there are no restrictions on transfer or sale of any of those assets; (b) this Agreement has been duly authorized, executed, and delivered by Client and is Client's valid and binding obligation; (c) the names of the individuals who are authorized to act under this Agreement on behalf of Client have been given to Manager in writing; (d) no government authorizations, approvals, consents, or filings not already obtained are required in connection with the execution, delivery, or performance of this Agreement by Client; and (e) Client certifies that it is not an employee benefit plan subject to the Employee Retirement Income Security Act of 1974, as amended ("ERISA") or a plan subject to Section 4975 of the Internal Revenue Code of 1986, as amended (the "Code"), nor a Person acting on behalf of any such plan. Client agrees to notify Manager in writing within five (5) days after the occurrence of an event making the above statement no longer accurate.

         Client agrees to indemnify, defend and hold harmless Manager and its officers, directors, agents, employees, shareholders, legal representatives, successors and assigns, from and against any and all claims, actions, suits, damages, costs, liabilities, judgments, losses, charges, costs and expenses, including attorneys' fees, of Manager arising from any failure by Client to accurately disclose its status under this Section or by reason of any defect in Client's authority to appoint Manager under this Agreement.

Section 22.       Representations of Manager
                  --------------------------

         Manager represents and warrants that this Agreement has been duly authorized, executed and delivered by Manager and is its valid and binding obligation.


                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

Section 23.       Form ADV
                  --------

         Client has received and reviewed a copy of Part II of Manager's Form ADV and a copy of this Agreement.

AGREED TO AND ACCEPTED BY:

GENERAL RE - NEW ENGLAND ASSET MANAGEMENT, INC.              MAX RE LTD.

/s/ Gerard T. Lynch                                          /s/ Keith S. Hynes
-------------------                                          -------------------
By:  Gerard T. Lynch                                         By:  Keith S. Hynes
Its President                                                Its Executive Vice
                                                                 President & CFO

Pond View Corporate Center                                   Principal Address:
76 Batterson Park Road                                       Ascot House
Farmington, Connecticut  06032                               28 Queen Street
                                                               Hamilton, Bermuda

                                                             Mailing Address:
                                                             P.O. Box HM2565
                                                             Hamilton, HMKX
                                                             Bermuda


                                                                             N/A
                                                             -------------------
                                                             (Taxpayer
                                                              Identification
                                                              Number)

                                   SCHEDULE A


--------------------------------------------------------------------------------
I.       ACCOUNT ASSETS.
         --------------

         A.       Managed   Assets  -  Client  has   deposited   the   following
                  ----------------
securities, cash and other assets with the Custodian identified below to be managed under this Agreement:
                  Custodial Accounts:       MRLF 1010302
                                            MRLF 0010302
                                            MRLF 0020502

         B.       Unmanaged  Assets - Client also  deposited  with the Custodian
                  -----------------
the following assets which are not to be managed under this Agreement:
                  Custodial Accounts:       MRLF 1222992
                                            MRLF 1223002
and any  shares of Moore  Diversified  Strategies,  Ltd.  held in any  custodial account
--------------------------------------------------------------------------------
II.      CUSTODY  OF  ACCOUNT  ASSETS.  The  assets  to be  managed  under  this
         ----------------------------
Agreement and any Unmanaged Assets will be held by:
Mellon Trust                                 Custodial Account Number: see above
One Mellon Bank Center
Room 1570                                    Custodial Contact: Mary Gallagher
Pittsburgh, PA  15258
                                             Contact Phone #: (412) 236-4779
--------------------------------------------------------------------------------
III.     FEES.  Manager's fees for services  provided under this Agreement shall
         ----
be as follows: Annual fee of .15 of 1% (fifteen hundredths of one percent) on the first $200 million of the market value of the assets under management; .06 of 1% (six hundredths of one percent) on the market value of the next $200 million; .03 of 1% (three hundredths of one percent) on next $200 million and negotiable on remaining assets under management. The intent of this fee schedule it to achieve a fee of .08 of 1% on first $600 million of invested assets.

                                                   /s/ Keith S. Hynes

--------------------------------------------------------------------------------
IV.      BROKERAGE  DIRECTION.  Client direct Manager to cause all  transactions
         --------------------
for the Account to be executed  through the  following  broker,  dealer or bank:
--------------------------------------------------------------------------------

Client has read, understands and accepts the limitation that this direction will place on Manager's ability to seek best execution for the Account. This direction may be changed by Client at any time by notifying Manager in writing.
--------------------------------------------------------------------------------
V.       NAME OF CLIENT: MAX RE LTD.                            VI.   DATE:


By:          /s/ Keith S. Hynes                                    May 1, 2000
         ---------------------------                            ----------------
--------------------------------------------------------------------------------

                                   SCHEDULE B



--------------------------------------------------------------------------------
INVESTMENT GUIDELINES:  The  investment  guidelines to be followed by Manager in
---------------------
managing Client's Account are set forth below:



Attached Separately




















--------------------------------------------------------------------------------









--------------------------------------------------------------------------------
NAME OF CLIENT: MAX RE LTD.                               DATE:


By:     /s/ Keith S. Hynes                                     May 1, 2000
    ------------------------------                        --------------------
--------------------------------------------------------------------------------

           [GENERAL RE NEW ENGLAND ASSET MANAGEMENT, INC. LETTERHEAD]


                                    Exhibit A


                  General Re-New England Asset Management, Inc.
                               Authorized Persons

Effective immediately, the following General Re-New England Asset Management, Inc. ("GR-NEAM") representatives are authorized to direct the substitution of assets in the Account established for the Reinsurance Trust Agreement Standard Life Insurance Company, Max Re, Ltd. and Mellon Bank, as trustee.

Gerard T. Lynch                         /s/ Gerard T. Lynch
                                        -----------------------------

Louis Bartenstein                       /s/ Louis Bartenstein
                                        -----------------------------

Michele Brooks                          /s/ Michele Brooks
                                        -----------------------------

Susan Chadha                            /s/ Susan Chadha
                                        -----------------------------

Christine Gondek                        /s/ Christine Gondek
                                        -----------------------------

Jeffrey Knuth                           /s/ Jeffrey Knuth
                                        -----------------------------

David Leone                             /s/ David Leone
                                        -----------------------------

D. Christopher Shane                    /s/ D. Christopher Shane
                                        -----------------------------

Teresa McTague                          /s/ Teresa McTague
                                        -----------------------------

This authorization will remain in effect unless written notice is provided that an individual's authority to act on behalf of GR-NEAM has been revoked.

Sincerely,

General Re-New England Asset Management, Inc.
Pond View Corporate Center
76 Batterson Park Road
Farmington, CT 06032



By:      /s/ Gerard T. Lynch
         ------------------------
         Gerard T. Lynch
         President

                                   MAX RE LTD.
                             Post Office Box HM 2565
                               Hamilton KX Bermuda
                           ---------------------------



I, Dawna L. Ferguson, Assistant Secretary of Max Re Ltd., DO HEREBY CERTIFY that the following is a true copy of Resolutions adopted by the Board of Directors of the Company at a Meeting thereof duly convened and held the 2nd and 3rd of March, 2000, at which meeting a quorum was present and voting throughout and that such Resolutions are still in full force and effect as at the date hereof:

         "FINANCE AND INVESTMENT COMMITTEE"
          --------------------------------

         RESOLVED, that the recommendation of the Finance and Investment Committee to approve the investment policy of Max Re Ltd., with two revisions, be and hereby are approved; and be it further

         RESOLVED, that management be and hereby are authorized to engage one or more managers for its Traditional Investment Portfolio."





Dated:   This 27th day of April, 2000







                                                           /s/ Dawna L. Ferguson
                                                           ---------------------
                                                           Dawna L. Ferguson
                                                           Assistant Secretary

                               [MAX RE LETTERHEAD]



September 27, 2000

Mr. Tom Spagnol
Client Service Officer
Mellon Trust
One Mellon Bank Center
Room 1570
Pittsburgh, PA  15258


Dear Mr. Spagnol:

RE:      Max Re Ltd. RSL Trust Account and Gen-Re Neam Account

Until further notice, we authorize General Re - New England Asset Management, Inc., to transfer any property (cash and/or securities) from the following account:

Custody Account MRLF0020502 to the RSL Trust Account MRLF1010302.

We also authorize NEAM to transfer any property (cash and/or securities) from Custody Account MRLF0020502 to any future Trust Accounts established by Max Re as Grantor, as long as NEAM has been given proper authority for substitution of assets within said Trust.

Sincerely,



/s/ Lionel (Kip) Herring                                     /s/ N. James Tees
Lionel (Kip) Herring                                         N. James Tees
Senior Vice President                                        SVP & Controller


cc:  Teresa McTague, General Re  NEAM

           [GENERAL RE NEW ENGLAND ASSET MANAGEMENT, INC. LETTERHEAD]



July 12, 2000

VIA FEDERAL EXPRESS

Max Re Ltd.
Ascot House
213 Queen Street
Hamilton HM KX Bermuda
Attn:    Peter Minton



         Re:      Amendment to Investment Management Agreement

Dear Peter:

         Enclosed please find duplicate copies of the amendment to the Investment Management Agreement between Max Re Ltd. and General Re-New England Asset Management, Inc. ("GR-NEAM"), dated as of May 1, 2000, (the `Agreement'). This amendment incorporates into the Agreement the language regarding the Trust Agreement(s), which we discussed during your visit to our offices.

         Please arrange for the execution of the Amendments and return both to my attention. I will return to you one originally executed Amendment for your files.

         Thank you for your assistance. If you have any questions, please do not hesitate to contact us.

                                                     Sincerely,


                                                     /s/ Karen Morais
                                                     Karen Morais



Encl.
cc:  Teresa McTague

           [GENERAL RE NEW ENGLAND ASSET MANAGEMENT, INC. LETTERHEAD]

                  Amendment to Investment Management Agreement


THIS AGREEMENT OF AMENDMENT, dated this 19th day of July, 2000, is entered into by and between Max Re Ltd. (the "Client") and General Re-New England Asset Management, Inc. (the "Manager").

                                    PREAMBLE:
                                    --------

WHEREAS, Client and Manager entered into a certain agreement entitled "Investment Management Agreement," effective as of May 1, 2000 (the "Agreement"); and

WHEREAS, Client has authorized Manager to manage the assets held in Client's trust account, created pursuant to a Reinsurance Trust Agreement dated as of June 27, 2000, among Client, Reliance Standard Life Insurance Company and Mellon Bank, N.A. as Trustee, wherein RSL has the right to withdraw assets from said trust account at any time, without notice to Manager or Client; and

WHEREAS, Client plans to enter into additional Trust Agreements in the future, which may contain similar provisions and which Client may request Manager to manage; and

WHEREAS, Client and Manager wish to amend the Agreement, as described below, in accordance with the terms and conditions of this Agreement.

                                   WITNESSETH:
                                   ----------

NOW, THEREFORE Client and Manager hereby agree as follows:

1. The Agreement is amended by the addition of the following section after the first paragraph in Section 21., Representations of Client:

         "Client may enter into Trust Agreements from time to time wherein which the Parties thereto have the right to withdraw assets from the Account at any time. Client further represents and warrants to Manager that (i) it will promptly notify Manager if it enters into any such Trust Agreements; (ii) that it will immediately notify Manager regarding any such withdrawals of any Assets; and (iii) that it shall indemnify and hold harmless the Manager from all claims, liabilities, losses, damages and expenses, including reasonable attorneys' fees and expenses incurred by the Manager if any unsettled trades in the Account are affected by such a withdrawal."

In all other respects, the Agreement is hereby ratified and confirmed.

Kindly indicate Max Re Ltd.'s consent to the foregoing by signing in the space indicated below.




Very truly yours
                                             Accepted and Agreed:

GENERAL RE - NEW ENGLAND ASSET               MAX RE LTD.
MANAGEMENT, INC.

By:      /s/ Gerard T. Lynch                 By:        /s/ Keith S. Hynes
     --------------------------                   ------------------------------
Name:  Gerard T. Lynch                       Name:   Keith S. Hynes
      -------------------------                    -----------------------------
Title:    President                          Title:   EVP & CFO
        -----------------------                     ----------------------------

                                   SCHEDULE D

                              OFFICER'S CERTIFICATE
                              ---------------------

                  I,  Keith  S.   Hynes,   EVP  &  CFO  of  MAX  RE  LTD.   (the
                      --------------------------------
"Corporation"), a Corporation organized and existing under the laws of Bermuda, hereby certify that each of the following officers of the Corporation, acting singly, is authorized in the name and on behalf of the Corporation, to give instructions to General Re-New England Asset Management, Inc. ("Manager") with respect to any and all matters, including investment and reinvestment of securities, pertaining to the Investment Management Agreement between the Corporation and Manager, and to execute and deliver any and all documents and to take any and all other action to carry out the purposes of said Investment Management Agreement. I further certify that the specimen signature set forth next to the names of such officers, is the true and genuine signature of such persons.


Name of Officer                 Title                                Signature
Robert J. Cooney                Chairman, President & CEO            /s/ Robert J. Cooney
----------------                -------------------------            --------------------

Keith S. Hynes                  SVP & Chief Risk Officer             /s/ Keith S. Hynes
--------------                  ------------------------             --------------------

Peter A. Minton                                                      /s/ Peter A. Minton
---------------                                                      -------------------

Lionel (Kip) Herring            SVP - Operations                     /s/ Lionel (Kip) Herring
--------------------            ----------------                     ------------------------


                  This Certificate shall be in effect from the date hereof until written notice is given on behalf of the Corporation to terminate to revise it.

                  IN WITNESS WHEREOF, I set my hand.

                          /s/ Keith S. Hynes                    April 27, 2000
                      -------------------------              -------------------
                            EVP & CFO                               Date